UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 15, 2005

                           RS GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

          FLORIDA                         0-50046                65-1082128
(State or other jurisdiction          (Commission File         (IRS Employer
    of incorporation)                      Number)           Identification No.)

           200 YORKLAND BLVD., SUITE 200, TORONTO, ON, CANADA M2J 5C1
             (Address of Principal Executive Offices with Zip Code)

       Registrant's telephone number, including area code: (416) 391-4223

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Item 5.02(d): Election of Director

On July 15, 2005, the RS Group of Companies, Inc.'s (the "Company") Board of Directors (the "Board") elected Mr. Albert Testa and Mr. Michael Hillhouse as directors of the Company after completion of the Board's evaluation process. The Board believes that both Mr. Testa and Mr. Hillhouse satisfy the standards of independence set forth in Rule 4200 of the National Association of Securities Dealers, Inc. There were no arrangements or understandings pursuant to which Mr. Testa and Hillhouse were elected as directors.

On July 18, 2005, the Company issued a press release announcing the election of Mr. Albert Testa and Mr. Michael Hillhouse as new directors of the Company. The full text of this press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

         99.   Press release of the Registrant, dated July 15, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 19, 2005

                           RS GROUP OF COMPANIES, INC.

                           By: /s/ Kenneth Min
                           -------------------
                           Name:  Kenneth Min
                           Title: President